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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): February 25, 2005

        IndyMac MBS, Inc., (as depositor under the Pooling and Servicing
           Agreement, dated as of February 1, 2005, providing for the issuance of the IndyMac MBS, Inc., INDX Mortgage Loan Trust
           2005-AR3, Mortgage Pass-Through Certificates, Series 2005-
                                     AR3).

                                IndyMac MBS, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

           Delaware                     333-119384              95-4791925
--------------------------------     -----------------      -------------------
   (State or Other Jurisdiction        (Commission           (I.R.S. Employer
        of Incorporation)              File Number)         Identification No.)

               155 North Lake Avenue
                Pasadena, California                               91101
        -------------------------------------                      ------------
               (Address of Principal                               (Zip Code)
               Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))




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Section 9. Financial Statements and Exhibits.
           ---------------------------------
         Item 9.01. Financial Statements and Exhibits.
                    ---------------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP

         23.1  Consent of Sidley Austin Brown & Wood LLP (included in
               Exhibit 8.1)





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDYMAC MBS, INC.



                                            By:  /s/ Victor H. Woodworth
                                                 --------------------------
                                                 Victor H. Woodworth
                                                 Vice President



Dated: February 25, 2005




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                                  Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP                     5

23.1    Consent of Sidley Austin Brown & Wood LLP (included in
        Exhibit 8.1)                                                      5